Exhibit 99.2

Oxford Villa Wichita, KS Harbour Senior Living of Monroeville Monroeville, PA Supplemental Operating & Financial Data December 2017

2 Execution of Growth Strategy . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 5 Portfolio Overview . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 6 Real Estate Activities . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 7-13 Portfolio Metrics . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .. . . . . . . . . . 14 Portfolio Diversification . . . . . . . . . . . . . . . . . . . . . . . . . . .. . . . . . 15-18 Portfolio Maturity . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 19 Enterprise Value . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 20 Debt Maturity . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .. . . . . 21 Financial Data Summary . . . . . . . . . . . . . . . . . . . . . . . . . . .. . . . . 22-23 Income Statement Data . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 24 Consolidated Balance Sheets . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 25 Funds from Operations . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 26-27 Glossary . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 28-29 Forward-Looking Statements & Non-GAAP . . . . . . . . . . . . . . . . . . . . 30 Table of Contents Carmel Village at Clovis Clovis, CA

WENDY SIMPSON Chairman, Chief Executive Officer and President PAM KESSLER Executive Vice President, CFO and Secretary CLINT MALIN Executive Vice President and Chief Investment Officer CECE CHIKHALE Senior Vice President, Controller and Treasurer DOUG KOREY Senior Vice President, Managing Director of Business Development PETER LYEW Vice President, Director of Taxes 3 Leadership GIBSON SATTERWHITE Vice President, Asset Management Board of Directors WENDY SIMPSON Chairman BOYD HENDRICKSON Lead Independent Director JAMES PIECZYNSKI Nominating & Corporate Governance Committee Chairman DEVRA SHAPIRO Audit Committee Chairman TIMOTHY TRICHE, MD Compensation Committee Chairman

4 Analyst Coverage Any opinions, estimates, or forecasts regarding LTC’s performance made by the analysts listed above do not represent the opinions, estimates, and forecasts of LTC or its management. Thrive at Deerwood Jacksonville, FL JOHN KIM JORDAN SADLER BMO Capital Markets Corp KeyBanc Capital Markets, Inc JOE FRANCE KARIN FORD Cantor Fitzgerald Mitsubishi - MUFG DANIEL BERNSTEIN RICH ANDERSON CapitalOne Mizuho Securities USA Inc DOUG CHRISTOPHER MIKE CARROLL D.A.Davidson RBC Capital Markets Corporation JOHN ROBERTS CHAD VANACORE JJ.B. Hilliard, W.L. Lyons, Inc. Stifel, Nicolaus & Company, Inc PETER MARTIN TODD STENDER JMP Securities, LLC Wells Fargo Securities, LLC Analysts

$1.3 Billion in Total Investments Underwritten Millions Oxford Grand 5 Execution of Growth Strategy $9 $68 $44 $12 $112 $39 $94 $109 $245 $185 $25 $414 $142 $103 $0 $50 $100 $150 $200 $250 $300 $350 $400 $450 2010 2011 2012 2013 2014 2015 2016 2017 Development/Expansions/Renovations Total Investment $22

Gross Real Property $1.4B Loans Receivable $0.2B Includes rental income and interest income from mortgage loans and excludes rental income from properties sold and interest income from loans that paid off during the twelve months ended December 31, 2017. Includes three development projects consisting of a 66-unit memory care community in Illinois, a 143-bed skilled nursing center in Kentucky and a 110-unit independent living, assisted living and memory care community in Wisconsin. Includes three parcels of land held-for use and one behavioral health care hospital. 6 Portfolio Overview (dollar amounts in thousands) 86.0% 14.0% Type of Property Skilled Nursing 96 $ 803,691 49.7% $ 68,466 $ 26,540 58.1% Assisted Living 105 781,770 48.3% 67,774 - 41.4% Under Development (2) - 22,215 1.4% - - - Other (3) 1 10,608 0.6% 866 - 0.5% Total 202 $ 1,618,284 100.0% $ 137,106 $ 26,540 100.0% Twelve Months Ended December 31, 2017 # of Properties Rental Income (1) Interest Income (1) Gross Investments % of Investments % of Revenues

Real Estate Activities Inverness at Spartanburg Spartanburg, SC

Commitments may include capital improvement or development allowances for approved projects but excludes incentive payments and contingent payments. For a comprehensive list of our commitments, see our Annual Report on Form 10-K. See page 10 for development activities and Anthem disclosure. Represents purchase of land and initial improvements. Transitioned two memory care communities in our portfolio from Clarity Pointe to Thrive. The Thrive master lease was amended and restated to include these two memory care communities, along with the property in West Chester, OH. The GAAP rent under the Thrive amended and restated master lease on six properties (five in lease-up and one stabilized) is approximately $6,400 which represents a lease rate of 7.35% which excludes future annual variable rent escalators. LTC owns a 90% controlling interest in the partnership that owns the real estate and accounts for the partnership on a consolidated basis. Acquisitions Loan Originations Represents year-to-date GAAP interest income. Represents the origination of a 4-year first mortgage loan for $12,250, funding $7,750 at closing with the remaining commitment of $4,500 available for approved capital improvement projects. Additionally, we committed $8,000 to be funded upon the properties achieving certain predetermined coverage thresholds. Represents a mezzanine loan secured by a second mortgage on two skilled nursing centers in Oregon. Represents a mezzanine loan on a portfolio of 64 skilled nursing centers located in eight states. 8 Real Estate Activities – Acquisitions and Loan Originations (dollar amounts in thousands) # of Properties # Beds/Units Location Operator Date of Construction Purchase Price 2016 2/1 1 SNF 126 beds Mansfield, TX Fundamental 2015 8.50% 16,000 $ - $ 4/21 1 MC 60 units Louisville, KY Clarity Pointe 2016 - (4) 14,250 - 4/29 2 MC 120 units Wichita & Overland Park, KS Anthem Memory Care 2011/2013 - (2) 25,000 750 6/14 1 ALF/MC 70 units Athens, GA Thrive Senior Living 2016 - (4) 14,300 - 9/30 1 UDP (2)(3) 143 beds Union, KY Carespring 2016-2018 8.50% 5,300 19,025 10/28 1 UDP (2) 66 units Oak Lawn, IL Anthem Memory Care 2016-2018 - (2) 1,591 12,878 7 316 units/269 beds 76,441 $ 32,653 $ 2017 6/16 2 ALF/MC/ILF 180 units Clovis, CA Frontier 2014/2016 7.00% 38,813 $ - $ 6/23 1 MC 60 units West Chester, OH Thrive Senior Living 2017 - (4) 15,650 - 10/31 1 ALF/MC 73 units Kansas City, M0 Oxford Senior Living 2017 7.00% 16,555 - 12/13 1 UDP (2) 110 units Cedarburg, WI Tealwood Senior Living 2017-2019 7.50% 800 (5) 21,671 (5) 12/22 1 ALF/MC 87 units Spartanburg, SC Affinity Living Group 1999 7.25% 10,000 (5) - (5) 6 510 units 81,818 $ 21,671 $ Date Property Type Additional Commitment (1) Contractual Initial Cash Yield # of Properties Property Type # Beds/ Units Location Maturity Date Operator Origination 2016 4/29 2 SNF 216 beds East Lansing, MI Mortgage Apr-20 Prestige Healthcare 12,250 $ (2) 8,948 $ 801 $ 9.41% 8/31 2 SNF 146 beds Albany & Florence, OR Mezzanine Sep-21 Regency Pacific 1,400 (3) 1,200 183 15.00% 12/22 64 SNF 7,786 beds Various states Mezzanine Nov-21 Genesis 12,500 (4) 12,500 1,572 68 26,150 $ 22,648 $ 2,556 $ LIBOR +11.75% 8,148 beds Date Total Funded to Date 2017 Revenue (1) Stated Interest Rate Loan Type

Real Estate Activities – Unconsolidated Joint Ventures (dollar amounts in thousands) Currently, 6% is paid in cash and 9% is deferred. Currently, 10% is paid in cash and 5% is deferred. 9 Canterfield of Ocala Ocala, FL “We are constantly developing creative, innovative financing solutions designed specifically to benefit local, regional operators.” Wendy Simpson Chairman, CEO & President LTC Properties # of Projects 4Q17 Funding 2015 Peoria & Yuma, AZ 4 Senior Lifestyle ALF/MC/ILF Preferred Equity 15.00% (1) 585 units 25,650 $ - $ 23,014 $ 2,636 $ 2015 Ocala, FL 1 Canterfield UDP-ALF/IL/MC Mezzanine 15.00% (2) 99 units 2,900 - 2,900 - 2016 Fort Myers, FL 1 Canterfield UDP-ALF/MC Mezzanine 15.00% (2) 127 units 3,400 - 3,400 - 811 units 31,950 $ - $ 29,314 $ 2,636 $ Total Funded to Date Remaining Commitment Commitment Year Location Return Investment Commitment # Beds/ Units Operator Property Type Investment Type

Real Estate Activities – De Novo Development (dollar amounts in thousands) Includes purchase of land and initial improvement funding, if applicable, and development commitment. Remaining Commitment is calculated as follows: “Investment Commitment” less “Total Project Basis” plus “Total Capitalized Interest/Other.” During the year ended December 31, 2017, we issued a notice of default on a master lease covering one property under development and 10 additional operational memory care communities resulting from lessee’s partial payment of minimum rent. As a result, we entered into a forbearance agreement with our lessee whereby we have agreed not to pursue enforcement of our rights and remedies pertaining to known events of default under the master lease and our guarantees through December 31, 2017, with the stipulation that the lessee pay $400 per month toward their obligations of the master lease through December 31, 2017. For fiscal 2018, we anticipate receiving a minimum of $5,200 of cash rent and we are currently negotiating the terms and length of a further forbearance agreement. Harvester Place Burr Ridge, IL 10 Hamilton House Rendering Cedarburg, WI Location Operator # of Projects Property Type # Beds/ Units - (3) 2016 Oak Lawn, IL Anthem 1 MC - (3) 66 units 15,151 $ 2,711 $ 196 $ 7,751 $ 7,596 $ 4Q18 2016 Union, KY Carespring 1 SNF 8.50% 143 beds 24,325 1,661 410 11,486 13,249 2Q19 2017 Cedarburg, WI Tealwood 1 ILF/ALF/MC 7.50% 110 units 22,471 2,971 7 2,978 19,500 Total 3 8.02% 176 units/143 beds 61,947 $ 7,343 $ 613 $ 22,215 $ 40,345 $ Remaining Commitment (2) Total Project Basis to Date Total Capitalized Interest/Other Estimated Rent Inception Date Commitment Year Investment Commitment (1) 4Q17 Funding Contractual Initial Cash Yield

Commitments are part of the total loan commitment secured by 15 properties in Michigan operated by Prestige Healthcare. Interest payment increases upon each funding. Interest payment increases upon each funding. Real Estate Activities – Expansions & Renovations (dollar amounts in thousands) Mortgage Loans 11 Owned Rent payment increases upon each funding. Project Type Operator # of Projects Property Type - (1) 2017 Renovation Spartanburg, SC Affinity Living Group 1 ALF/MC 1,500 $ - $ - $ 1,500 $ - (1) 2017 Renovation Las Vegas, NV Fundamental 1 OTH 5,550 391 391 5,159 Total 2 7,050 $ 391 $ 391 $ 6,659 $ Location Investment Commitment 4Q17 Funding Total Funded to Date Estimated Rent Inception Date Commitment Year Contractual Initial Cash Yield Remaining Commitment 7.25% 9.00% Project Type Operator # of Projects Property Type - (1) 2015 Expansion Richmond, MI Prestige Healthcare 1 SNF 10,000 $ 392 $ 9,770 $ 230 $ - (1) 2015 Expansion Rochester Hills, MI Prestige Healthcare 1 SNF 10,000 78 1,008 8,992 - (2) 2015 Renovation Farmington & Howell, MI Prestige Healthcare 2 SNF 5,000 705 2,285 2,715 - (2) 2016 Expansion Grand Blanc, MI Prestige Healthcare 1 SNF 5,500 1,158 2,991 2,509 - (2) 2016 Renovation East Lansing, MI Prestige Healthcare 2 SNF 4,500 246 1,198 3,302 Total 7 35,000 $ 2,579 $ 17,252 $ 17,748 $ 9.41% Estimated Interest Inception Date Commitment Year Location Contractual Initial Cash Yield 9.41% 9.41% 9.41% 9.41% Total Funded to Date Remaining Commitment Investment Commitment 4Q17 Funding

Real Estate Activities – Lease-Up (dollar amounts in thousands) Lease-Up Represents date of Certificate of Occupancy. Total Investment for acquisitions include closing costs. See page 10 for Anthem disclosure. Properties were newly constructed and purchased following issuance of final certificate of occupancy and licensure. Transitioned two memory care communities in our portfolio from Clarity Pointe to Thrive. The Thrive master lease was amended and restated to include these two memory care communities, along with the property in West Chester, OH. The GAAP rent under the Thrive amended and restated master lease on six properties (five in lease-up and one stabilized) is approximately $6,400 which represents a lease rate of 7.35% which excludes future annual variable rent escalators. 12 Date Acquired Date Opened (1) Development Commitment Year Project Type Location Operator # of Projects Property Type Contractual Initial Cash Yield Oct-14 Feb-16 65% 2014 Development Burr Ridge, IL Anthem (3) 1 MC - (3) 66 units 12,248 $ Sep-15 Aug-16 62% 2015 Development Murrieta, CA Anthem (3) 1 MC - (3) 66 units 12,904 May-15 Jul-16 44% 2015 Development Tinley Park, IL Anthem (3) 1 MC - (3) 66 units 11,962 Oct-15 Dec-17 17% 2015 Development Glenview, IL Anthem (3) 1 MC - (3) 66 units 13,532 4 264 units 50,646 $ Jun-17 Sep-16 85% N/A Acquisition Clovis, CA Frontier 1 MC/ILF 7.00% 73 units 17,226 $ Jun-17 Nov-14 71% N/A Acquisition Clovis, CA Frontier 1 ALF 7.00% 107 units 21,669 2 180 units 38,895 $ May-15 Nov-16 49% 2015 Development Wichita, KS Oxford Senior Living 1 ILF 7.43% 108 units 14,172 $ Oct-17 Aug-17 33% 2017 Acquisition (4) Kansas City, MO Oxford Senior Living 1 ALF/MC 7.00% 73 units 16,555 2 181 units 30,727 $ Apr-16 Mar-16 67% N/A Acquisition Louisville, KY Thrive Senior Living (5) 1 MC 60 units 14,178 $ Jun-16 May-16 87% N/A Acquisition (4) Athens, GA Thrive Senior Living (5) 1 ALF/MC 70 units 14,382 Feb-15 May-16 59% 2015 Development Corpus Christi, TX Thrive Senior Living (5) 1 MC 56 units 11,847 Feb-15 Sep-16 70% 2015 Development Murrells Inlet, SC Thrive Senior Living (5) 1 ALF/MC 89 units 16,265 Jun-17 Apr-17 55% 2017 Acquisition (4) West Chester, OH Thrive Senior Living (5) 1 MC 60 units 15,909 5 7.35% (5) 335 units 72,581 $ Total 13 960 units 192,849 $ Occupancy at 12/31/17 Total Investment (2) # of Units

Real Estate Activities – Lease-Up History Lease-Up History 13 Represents date of Certificate of Occupancy. Property meets the definition of stabilized but has not yet achieved the applicable occupancy threshold. The occupancy for Mansfield, TX property at December 31, 2017 was 75.4%. Property meets the definition of stabilized but has not yet achieved the applicable occupancy threshold. Thrive began operating the Jacksonville, FL property on September 19, 2017 and occupancy at December 31, 2017 was 63.3%. Property Location Operator Property Type Project Type # Beds/Units Date Acquired Date Opened (1) Date Stabilized # of months to Stabilization Highline Place Littleton, CO Anthem MC Development 60 units May 2012 Jul 2013 Sep 2013 2 Willowbrook Place - Kipling Littleton, CO Anthem MC Development 60 units Sep 2013 Aug 2014 Dec 2015 16 Chelsea Place Aurora, CO Anthem MC Development 48 units Sep 2013 Dec 2014 Mar 2016 15 Greenridge Place Westminster, CO Anthem MC Development 60 units Dec 2013 Feb 2015 Feb 2017 24 Coldspring Transitional Care Center Cold Spring, KY Carespring SNF Development 143 beds Dec 2012 Nov 2014 Jun 2016 19 Hillside Heights Rehabilitation Suites Amarillo, TX Fundamental SNF Redevelopment 120 beds Oct 2011 Jul 2013 Aug 2013 1 Pavilion at Glacier Valley Slinger, WI Fundamental SNF Redevelopment 106 beds Feb 2015 Feb 2014 Feb 2016 24 Pavilion at Creekwood (2) Mansfield, TX Fundamental SNF Acquisition 126 beds Feb 2016 Jul 2015 Feb 2017 12 Mustang Creek Estates Frisco, TX Mustang Creek Mgmt ALF/MC Development 80 units Dec 2012 Oct 2014 Dec 2015 14 The Oxford Grand Wichita, KS Oxford Senior Living ALF/MC Development 77 units Oct 2012 Oct 2013 Sep 2014 11 Thrive at Deerwood (3) Jacksonville, FL Thrive Senior Living MC Acquisition 60 units Sep 2015 Jul 2015 Jul 2017 24

Same Property Portfolio Statistics (1) Stabilized Property Portfolio TTM Ended September 30, 2017 14 Portfolio Metrics 28.9% 15.5% 55.6% Medicaid Medicare Private Pay Total Portfolio Payor Source 44.6% 24.3% 31.1% Medicaid Medicare Private Pay SNF Portfolio Payor Source Owned Properties 3Q17 2Q17 3Q17 2Q17 3Q17 2Q17 Assisted Living 85.4% 85.2% 1.43 1.44 1.21 1.23 Skilled Nursing 78.2% 78.4% 1.89 1.93 1.38 1.41 (1) Information is for the trailing twelve months through September 30, 2017 and June 30, 2017 and is from property level operator financial statements which are unaudited and have not been independently verified by LTC. Occupancy Normalized EBITDAR Coverage Normalized EBITDARM Coverage

Skilled Nursing (96) Assisted Living (105) Other * (1) Under Development (3) Land (3) CA WA ME NV WY MI IL AR LA WV ND NY OR AZ NM TX UT ID MT SD NE KS OK MS MN WI FL AL GA SC TN MO IA IN OH PA NJ NC VA CO KY 5 24 1 1 2 3 5 1 2 4 2 3 2 5 6 16 5 3 7 12 4 8 7 4 3 13 7 5 1 1 20 3 1 1 4 9 1 1 1 1 202 Properties 3 Development Projects 3 Land Parcels 29 States 30 Operators * Behavioral health care hospital 2 15 Portfolio Diversification – Geography (as of December 31, 2017) 1 1

Approximately 69% of our properties are in the Top 100 MSAs Gross Portfolio by MSA (1) Portfolio Diversification – Geography (as of December 31, 2017, dollar amounts in thousands) The MSA rank by population as of July 1, 2016, as estimated by the United States Census Bureau. Due to master leases with properties in multiple states, revenue by state is not available. Includes one behavioral health care hospital and three parcels of land. 16 48.5% 20.4% 19.3% 8.0% 3.8% 0.0% 10.0% 20.0% 30.0% 40.0% 50.0% 60.0% MSAs 1-31 MSAs 32-100 MSAs > 100 Cities in Micro-SA Cities not in MSA or Micro-SA Population 20.2M – 2.1M MSAs 1 - 31 Population 2.1M – 0.6M MSAs 32 - 100 Population 0.5M – 55K MSAs > 100 Population 216K – 13K Cities in a Micro-SA Population less than 100K Cities not in MSA State (1) # of Props SNF % ALF % UDP % % % Texas 40 216,247 $ 26.9% 50,804 $ 6.5% - $ - - $ - 267,051 $ 16.5% Michigan 20 225,051 28.0% - - - - 943 8.9% 225,994 14.0% Wisconsin 10 13,946 1.7% 112,474 14.4% 2,978 13.4% - - 129,398 8.0% Ohio 14 54,000 6.7% 61,321 7.8% - - - - 115,321 7.1% Colorado 16 8,044 1.0% 106,879 13.7% - - - - 114,923 7.1% California 7 22,130 2.8% 80,124 10.2% - - - - 102,254 6.3% Illinois 4 - - 69,115 8.8% 7,750 34.9% - - 76,865 4.8% Florida 12 35,362 4.4% 39,247 5.0% - - - - 74,609 4.6% Kansas 11 14,112 1.8% 57,577 7.5% - - - - 71,689 4.4% New Jersey 4 - - 62,064 7.9% - - - - 62,064 3.8% All Others 64 214,799 26.7% 142,165 18.2% 11,487 51.7% 9,665 91.1% 378,116 23.4% Total 202 803,691 $ 100.0% 781,770 $ 100.0% 22,215 $ 100.0% 10,608 $ 100.0% 1,618,284 $ 100.0% OTH (2) Gross Investment

Annual Income by Operator 17 Includes annualized GAAP rent for leased properties except for Anthem as described below, and trailing twelve months of interest income from mortgage loans excluding the interest income from loans that paid off during the twelve months ended December 31, 2017. Anthem is currently being accounted for on a cash basis. Contractual annualized GAAP rent is $11,960. See page 10 for Anthem disclosure. Portfolio Diversification – Operators (as of December 31, 2017, dollar amounts in thousands) Operators Annual Income (1) % Gross Investment % Prestige Healthcare 22 27,651 $ 16.8% 238,184 $ 14.7% Senior Lifestyle Corporation 23 19,174 11.7% 189,226 11.7% Brookdale Senior Living 37 16,034 9.7% 126,991 7.8% Senior Care Centers 11 15,756 9.6% 138,109 8.5% Anthem Memory Care (2) 10 4,841 2.9% 126,120 7.8% Preferred Care 26 11,278 6.9% 86,998 5.4% Genesis Healthcare 8 8,434 5.1% 54,864 3.4% Fundamental 7 8,341 5.1% 75,043 4.6% Carespring Health Care Management 3 7,635 4.6% 89,033 5.5% Traditions Senior Management 5 7,056 4.3% 62,877 3.9% All Others 50 38,326 23.3% 430,839 26.7% 202 164,526 $ 100.0% 1,618,284 $ 100.0% # of Properties

Privately Held NYSE: GEN Privately Held Privately Held Privately Held Exclusively MC SNF/ALF Senior Living SNF/MC Hospitals & Other Rehab SNF/ALF/ILF Transitional Care SNF/ALF/ILF 11 Properties More than 450 Properties 100 Properties 11 Properties 33 Properties 4 States 30 States 10 States 2 States 6 States Portfolio Diversification - Top Ten Operator Profiles (as of December 31, 2017) Privately Held Privately Held NYSE: BKD Privately Held Privately Held SNF/ALF/ILF Other Rehab ALF/ILF/MC/SNF Short Term Stays ALF/ILF/MC Continuing Care SNF/ALF/ILF/MC Transitional Care & Rehab SNF/ALF/ILF Specialty Care 68 Properties 177 Properties Approx 1,031 Properties 107 Properties 108 Properties 7 States 25 States 46 States 2 States 12 States 18

(As a % of Total Annual Income)(1) Portfolio Maturity (as of December 31, 2017, dollar amounts in thousands) Includes annualized GAAP rent for leased properties except for Anthem as described below, and trailing twelve months of interest income from mortgage loans excluding the interest income from loans that paid off during the twelve months ended December 31, 2017. Anthem is currently being accounted for on a cash basis. Contractual annualized GAAP rent is $11,960. See page 10 for Anthem disclosure. 19 5.5% 0.9% 8.5% 8.2% 0.7% 2.0% 1.6% 56.4% 0.0% 0.1% 0.5% 0.0% 0.0% 0.0% 0.0% 15.6% 0.0% 20.0% 40.0% 60.0% 80.0% 100.0% 2018 2019 2020 2021 2022 2023 2024 Thereafter Leases Loans % of Total % of Total Annual Income (1) % of Total 2018 9,101 $ 6.6% - $ - 9,101 $ 5.5% 2019 1,571 1.1% 123 0.5% 1,694 1.0% 2020 14,058 10.2% 801 3.0% 14,859 9.0% 2021 13,494 9.8% - - 13,494 8.2% 2022 1,175 0.9% - - 1,175 0.7% 2023 3,285 2.4% - - 3,285 2.0% 2024 2,630 1.9% - - 2,630 1.6% Thereafter (2) 92,672 67.1% 25,616 96.5% 118,288 72.0% Total 137,986 $ 100.0% 26,540 $ 100.0% 164,526 $ 100.0% Year Rental Income (1) Interest Income (1)

Enterprise Value (amounts in thousands, except per share amounts and number of shares) Capitalization Total Debt Common Stock Subsequent to December 31, 2017, we borrowed an additional $24,000 under our unsecured revolving line of credit. Accordingly, we have $120,500 outstanding under our unsecured revolving line of credit with $479,500 available for borrowing. Represents outstanding balance of $572,133, net of debt issue costs of $1,131. Rate includes amortization of debt issue cost. Subsequent to December 31, 2017, we paid down $4,167 of scheduled principal. Accordingly, we have $567,966 outstanding under our senior unsecured notes. Closing price of our common stock as reported by the NYSE on December 31, 2017. See page 23 for reconciliation of annualized normalized EBITDA. 20 72.1% 27.9% Capitalization Bank borrowings - weighted average rate 2.9% (1) 96,500 $ Senior unsecured notes - weighted average rate 4.5% (2) 571,002 Total debt - weighted average rate 4.3% 667,502 27.9% 12/31/17 No. of shares Common stock 39,570,272 43.55 $ (3) 1,723,285 72.1% 2,390,787 $ 100% Less: Cash and cash equivalents (5,213) 2,385,574 $ Debt to Enterprise Value 28.0% Debt to Annualized Normalized EBITDA (4) 4.3x Enterprise Value At December 31, 2017 Debt Equity Closing Price Total Market Value

Debt Maturity (as of December 31, 2017, dollar amounts in thousands) Debt Structure Total commitment under our unsecured revolving line of credit is $600,000 which matures in October 2018, with a one-year extension option. Subsequent to December 31, 2017, we borrowed an additional $24,000 under our unsecured revolving line of credit. Accordingly, we have $120,500 outstanding under our unsecured revolving line of credit with $479,500 available for borrowing. Reflects scheduled principal payments. Subsequent to December 31, 2017, we paid down $4,167 of scheduled principal. Accordingly, we have $567,966 outstanding under our senior unsecured notes. Excludes debt issue costs which are included in the senior unsecured notes balance shown on page 20. 21 $96,500 $0 $0 $0 $0 $0 $0 $38,167 $33,666 $40,160 $47,160 $48,160 $49,160 $315,660 $- $100,000 $200,000 $300,000 $400,000 $500,000 $600,000 2018 2019 2020 2021 2022 2023 Thereafter Unsecured Line Senior Unsecured Notes 14.4% 85.6% Senior Unsecured Notes Unsecured Line of Credit $ 96,500 $ 38,167 $ 134,667 20.1% - 33,666 33,666 5.0% - 40,160 40,160 6.0% - 47,160 47,160 7.1% - 48,160 48,160 7.2% - 49,160 49,160 7.4% - 315,660 315,660 47.2% $ 96,500 $ 572,133 (3) $ 668,633 (3) 100.0% 2021 Year Unsecured Line of Credit (1) Senior Unsecured Notes (2) Total % of Total 2018 2019 2020 2022 Thereafter Total 2023

Financial Data Summary (dollar amounts in thousands) Represents outstanding balance of gross bank borrowings and senior unsecured notes, net of debt issue costs. Balance Sheet, Leverage Ratios and Coverage Ratios 22 12/31/16 12/31/15 12/31/14 Coverage Ratios Debt to normalized EBITDA 4.3x 4.4x 4.2x 4.7x 2.6x Normalized EBITDA / interest incurred 4.8x 5.0x 5.2x 6.7x 7.3x Normalized EBITDA / fixed charges 4.8x 5.0x 5.2x 5.9x 6.0x 4Q17 Annualized 12/31/17 12/31/16 12/31/15 12/31/14 Balance Sheet Gross real estate assets $1,618,284 $1,533,679 $1,418,405 $1,117,167 Net real estate investments 1,309,996 1,255,503 1,164,950 892,179 Gross asset value 1,774,024 1,673,238 1,528,879 1,189,758 Total debt (1) 667,502 609,391 571,872 280,584 Total liabilities 706,922 654,848 616,222 304,649 Preferred stock - - - 38,500 Total equity 758,648 740,048 659,202 660,121 Leverage Ratios Debt to gross asset value 37.6% 36.4% 37.4% 23.6% Debt to total enterprise value 28.0% 24.9% 26.2% 15.4% 12/31/17

Financial Data Summary (dollar amounts in thousands) Reconciliation of Annualized Normalized EBITDA and Fixed Charges Non-Cash Revenue Components Gain on sale of real assets, Impairment charges and non-recurring one-time items were not annualized. In conjunction with our negotiations to transition two properties to another operator in our portfolio, we wrote off $1,880 of straight-line rent and other receivables related to these two properties. Impairment charge related to an asset sold in 2017. Impairment charge related to an asset sold in 2015. 23 For leases and loans in place at December 31, 2017, assuming no renewals, modification or replacement, and no new investments are added to our portfolio and excludes straight-line rent under the Anthem master lease which is in default and currently being accounted for on a cash basis. See page 10 for Anthem disclosure. 3,332 $ 3,207 $ 2,201 $ 1,099 $ 730 $ (528) (531) (531) (531) (531) 1,398 1,391 1,393 1,387 1,328 4,202 $ 4,067 $ 3,063 $ 1,955 $ 1,527 $ Straight-line rent Amort of lease inducement Effective Interest Net 4Q17 1Q18 (1) 2Q18 (1) 3Q18 (1) 4Q18 (1) 4Q17 12/31/16 12/31/15 Net income 84,296 $ 87,340 $ 85,115 $ 73,081 $ Add back/(deduct): Loss/(gain) on sale of real estate, net 1,240 (3,814) (3,582) (586) Add: Impairment charges - 1,880 (2) 766 (3) 2,250 (4) Add: Interest expense 30,732 29,949 26,442 17,497 Add: Depreciation and amortization 37,696 37,610 35,932 29,431 Adjusted EBITDA 153,964 152,965 144,673 121,673 Add: Non-recurring one-time items - - - 937 Normalized EBITDA 153,964 $ 152,965 $ 144,673 $ 122,610 $ Interest expense: 30,732 $ 29,949 $ 26,442 $ 17,497 $ Add: Capitalized interest 1,124 908 1,408 827 Interest incurred 31,856 $ 30,857 $ 27,850 $ 18,324 $ Interest incurred 31,856 $ 30,857 $ 27,850 $ 18,324 $ Preferred stock dividend - - - 2,454 Fixed Charges 31,856 $ 30,857 $ 27,850 $ 20,778 $ For the Year Ended 12/31/17 Annualized (1)

Income Statement Data (amounts in thousands, except per share amounts) 24 2017 2016 2017 2016 Revenues Rental income 34,124 $ 34,822 $ 137,657 $ 133,527 $ Interest income from mortgage loans 6,719 6,974 26,769 27,321 Interest and other income 886 345 3,639 735 Total revenues 41,729 42,141 168,065 161,583 Expenses Interest expense 7,683 6,856 29,949 26,442 Depreciation and amortization 9,424 9,309 37,610 35,932 Impairment charges - 766 1,880 766 (Recovery) provision for doubtful accounts (67) 212 (206) 457 Transaction costs - 83 56 179 General and administrative expenses 4,243 4,548 17,513 17,412 Total expenses 21,283 21,774 86,802 81,188 Operating Income 20,446 20,367 81,263 80,395 Income from unconsolidated joint ventures 628 299 2,263 1,138 (Loss) gain on sale of real estate, net (1,240) - 3,814 3,582 Net Income 19,834 20,666 87,340 85,115 Income allocated to participating securities (81) (89) (362) (385) Net income available to common stockholders 19,753 $ 20,577 $ 86,978 $ 84,730 $ Earnings per common share: Basic $0.50 $0.53 $2.21 $2.21 Diluted $0.50 $0.53 $2.20 $2.21 Weighted average shares used to calculate earnings per common share: Basic 39,429 39,065 39,409 38,388 Diluted 39,645 39,260 39,637 38,597 Dividends declared and paid per common share $0.57 $0.57 $2.28 $2.19 (unaudited) (audited) Three Months Ended Twelve Months Ended December 31, December 31,

Consolidated Balance Sheets (amounts in thousands, except per share amounts) Common stock of $0.01 par value; 60,000 shares authorized; shares issued and outstanding: 2017 – 39,570; 2016 – 39,221 25 (audited) (audited) (audited) (audited) ASSETS Investments: LIABILITIES Land 124,041 $ 116,096 $ Bank borrowings 96,500 $ 107,100 $ Buildings and improvements 1,262,335 1,185,467 Senior unsecured notes, net of debt issue Accumulated depreciation and amortization (304,117) (275,861) costs: 2017 - $1,131; 2016 - $1,009 571,002 502,291 Operating real estate property, net 1,082,259 1,025,702 Total Debt 667,502 609,391 Properties held-for-sale, net of accumulated depreciation: 2017 - $1,916; 2016 - $0 3,830 - Accrued interest 5,276 4,675 Real property investments, net 1,086,089 1,025,702 Accrued incentives and earn-outs 8,916 12,229 Mortgage loans receivable, net of loan loss Accrued expenses and other liabilities 25,228 28,553 reserve: 2017 - $2,255; 2016 - $2,315 223,907 229,801 Total liabilities 706,922 654,848 Real estate investments, net 1,309,996 1,255,503 Notes receivable, net of loan loss reserve: 2017 - $166; 2016 - $166 16,402 16,427 Investments in unconsolidated joint ventures 29,898 25,221 EQUITY Investments, net 1,356,296 1,297,151 Stockholders' equity: Common stock (1) 396 392 Other assets: Capital in excess of par value 856,992 839,005 Cash and cash equivalents 5,213 7,991 Cumulative net income 1,100,783 1,013,443 Debt issue costs related to bank borrowings 810 1,847 Cumulative distributions (1,203,011) (1,112,792) Interest receivable 15,050 9,683 Total stockholders' equity 755,160 740,048 Straight-line rent receivable, net of allowance for doubtful accounts: 2017 - $814; 2016 - $960 64,490 55,276 Non-controlling interests 3,488 - Prepaid expenses and other assets 23,711 22,948 Total equity 758,648 740,048 Total assets 1,465,570 $ 1,394,896 $ Total liabilities and equity 1,465,570 $ 1,394,896 $ December 31, 2017 December 31, 2016 December 31, 2017 December 31, 2016

Funds from Operations (unaudited, amounts in thousands, except per share amounts) Reconciliation of FFO, AFFO, and FAD 26 2017 2016 2017 2016 GAAP net income available to common stockholders 19,753 $ 20,577 $ 86,978 $ 84,730 $ Add: Depreciation and amortization 9,424 9,309 37,610 35,932 Add: Impairment charges - 766 1,880 766 Less: (Gain) Loss on sale of real estate, net 1,240 - (3,814) (3,582) NAREIT FFO attributable to common stockholders 30,417 30,652 122,654 117,846 Less: Non-cash rental income (2,804) (4,777) (8,485) (11,532) Less: Non-cash other income - - (842) - Less: Effective interest income from mortgage loans (1,398) (1,349) (5,500) (5,256) Less: Deferred income from unconsolidated joint ventures (36) - (177) - Adjusted FFO (AFFO) 26,179 24,526 107,650 101,058 Add: Non-cash compensation charges 1,282 1,131 5,249 4,280 Add: Non-cash interest related to earn-out liabilities 126 146 602 684 Less: Capitalized interest (281) (215) (908) (1,408) Funds available for distribution (FAD) 27,306 $ 25,588 $ 112,593 $ 104,614 $ $0.77 $0.78 $3.10 $3.06 Twelve Months Ended December 31, December 31, Three Months Ended NAREIT Diluted FFO attributable to common stockholders per share

Funds from Operations (unaudited, amounts in thousands, except per share amounts) Reconciliation of FFO Per Share 27 For the three months ended December 31, Normalized FFO/AFFO/FAD attributable to common stockholders 30,417 $ 30,652 $ 26,179 $ 24,526 $ 27,306 $ 25,588 $ Effect of dilutive securities: Participating securities 81 89 81 89 81 89 Diluted normalized FFO/AFFO/FAD assuming conversion 30,498 $ 30,741 $ 26,260 $ 24,615 $ 27,387 $ 25,677 $ 39,429 39,065 39,429 39,065 39,429 39,065 Effect of dilutive securities: Stock options 7 11 7 11 7 11 Performance based stock units (MSU) 67 27 67 27 67 27 Participating securities 142 157 142 157 142 157 Shares for diluted normalized FFO/AFFO/FAD per share 39,645 39,260 39,645 39,260 39,645 39,260 For the twelve months ended December 31, Normalized FFO/AFFO/FAD attributable to common stockholders 122,654 $ 117,846 $ 107,650 $ 101,058 $ 112,593 $ 104,614 $ Effect of dilutive securities: Participating securities 362 385 362 385 362 385 Diluted normalized FFO/AFFO/FAD assuming conversion 123,016 $ 118,231 $ 108,012 $ 101,443 $ 112,955 $ 104,999 $ 39,409 38,388 39,409 38,388 39,409 38,388 Effect of dilutive securities: Stock options 10 13 10 13 10 13 Performance based stock units (MSU) 67 27 67 27 67 27 Participating securities 151 169 151 169 151 169 Shares for diluted normalized FFO/AFFO/FAD per share 39,637 38,597 39,637 38,597 39,637 38,597 2016 FFO AFFO FAD 2017 2017 2017 Shares for basic FFO/AFFO/FAD per share 2016 2016 Shares for basic FFO/AFFO/FAD per share FFO AFFO FAD 2016 2016 2016 2017 2017 2017

28 Glossary Adjusted Funds from Operations (“AFFO”): FFO excluding the effects of straight-line rent, amortization of lease inducement, effective interest income and deferred income from unconsolidated joint ventures. Assisted Living Communities (“ALF”): The ALF portfolio consists of assisted living, independent living, and/or memory care properties. (See Independent Living and Memory Care) Assisted living properties are seniors housing properties serving elderly persons who require assistance with activities of daily living, but do not require the constant supervision skilled nursing properties provide. Services are usually available 24 hours a day and include personal supervision and assistance with eating, bathing, grooming and administering medication. The facilities provide a combination of housing, supportive services, personalized assistance and health care designed to respond to individual needs. Contractual Lease Rent: Rental revenue as defined by the lease agreement between us and the operator for the lease year. EBITDA: Earnings before interest, taxes, depreciation and amortization. Funds Available for Distribution (“FAD”): AFFO excluding the effects of non-cash compensation charges, capitalized interest and non-cash interest charges. Funds From Operations (“FFO”): As defined by the National Association of Real Estate Investment Trusts (“NAREIT”), net income available to common stockholders (computed in accordance with U.S. GAAP) excluding gains or losses on the sale of real estate and impairment write-downs of depreciable real estate plus real estate depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures. GAAP Lease Yield: GAAP rent divided by the sum of the purchase price and transaction costs. GAAP Rent: Total rent we will receive as a fixed amount over the initial term of the lease and recognized evenly over that term. GAAP rent recorded in the early years of a lease is higher than the cash rent received and during the later years of the lease, the cash rent received is higher than GAAP rent recognized. GAAP rent is commonly referred to as straight-line rental income. Gross Asset Value: The carrying amount of total assets after adding back accumulated depreciation and loan loss reserves, as reported in the company’s consolidated financial statements. Gross Investment: Original price paid for an asset plus capital improvements funded by LTC, without any depreciation deductions. Gross Investment is commonly referred to as undepreciated book value. Independent Living Communities (“ILF”): Seniors housing properties offering a sense of community and numerous levels of service, such as laundry, housekeeping, dining options/meal plans, exercise and wellness programs, transportation, social, cultural and recreational activities, on-site security and emergency response programs. Many offer on-site conveniences like beauty/barber shops, fitness facilities, game rooms, libraries and activity centers. ILFs are also known as retirement communities or seniors apartments. Interest Income: Represents interest income from mortgage loans and other notes. Licensed Beds/Units: The number of beds and/or units that an operator is authorized to operate at seniors housing and long-term care properties. Licensed beds and/or units may differ from the number of beds and/or units in service at any given time. Memory Care Communities (“MC”): Seniors housing properties offering specialized options for seniors with Alzheimer’s disease and other forms of dementia. These facilities offer dedicated care and specialized programming for various conditions relating to memory loss in a secured environment that is typically smaller in scale and more residential in nature than traditional assisted living facilities. These facilities have staff available 24 hours a day to respond to the unique needs of their residents. Metropolitan Statistical Areas (“MSA”): Based on the U.S. Census Bureau, MSA is a geographic entity defined by the Office of Management and Budget (OMB) for use by Federal statistical agencies in collecting, tabulating, and publishing Federal statistics. A metro area contains a core urban area of 50,000 or more population. Mezzanine: In certain circumstances, the Company strategically allocates a portion of its capital deployment toward mezzanine loans to grow relationships with operating companies that have not typically utilized sale leaseback financing as a component of their capital structure. Mezzanine financing sits between senior debt and common equity in the capital structure, and typically is used to finance development projects or value-add opportunities on existing operational properties. We seek market-based, risk-adjusted rates of return typically between 12-18% with the loan term typically between four to eight years. Security for mezzanine loans can include all or a portion of the following credit enhancements; secured second mortgage, pledge of equity interests and personal/corporate guarantees. Mezzanine loans can be recorded for GAAP purposes as either a loan or joint venture depending upon specifics of the loan terms and related credit enhancements.

29 Glossary Micropolitan Statistical Areas (“Micro-SA”): Based on the U.S. Census Bureau, Micro-SA is a geographic entity defined by the Office of Management and Budget (OMB) for use by Federal statistical agencies in collecting, tabulating, and publishing Federal statistics. A micro area contains an urban core of at least 10,000 population. Mortgage Loan: Mortgage financing is provided on properties based on our established investment underwriting criteria and secured by a first mortgage. Subject to underwriting, additional credit enhancements may be required including, but not limited to, personal/corporate guarantees and debt service reserves. When possible, LTC attempts to negotiate a purchase option to acquire the property at a future time and lease the property back to the borrower. Net Real Estate Assets: Gross real estate investment less accumulated depreciation. Net Real Estate Asset is commonly referred to as Net Book Value (“NBV”). Non-cash Rental Income: Straight-line rental income and amortization of lease inducement. Non-cash Compensation Charges: Vesting expense relating to stock options and restricted stock. Normalized AFFO: AFFO adjusted for non-recurring, infrequent or unusual items. Normalized EBITDAR Coverage: The trailing twelve month’s earnings from the operator financial statements adjusted for non-recurring, infrequent, or unusual items and before interest, taxes, depreciation, amortization, and rent divided by the operator’s contractual lease rent. Management fees are imputed at 5% of revenues. Normalized EBITDARM Coverage: The trailing twelve month’s earnings from the operator financial statements adjusted for non-recurring, infrequent, or unusual items and before interest, taxes, depreciation, amortization, rent, and management fees divided by the operator’s contractual lease rent. Normalized FAD: FAD adjusted for non-recurring, infrequent or unusual items. Normalized FFO: FFO adjusted for non-recurring, infrequent or unusual items. Occupancy: The weighted average percentage of all beds and/or units that are occupied at a given time. The calculation uses the trailing twelve months and is based on licensed beds and/or units which may differ from the number of beds and/or units in service at any given time. Operator Financial Statements: Property level operator financial statements which are unaudited and have not been independently verified by us. Payor Source: LTC revenue by operator underlying payor source for the period presented. LTC is not a Medicaid or a Medicare recipient. Statistics represent LTC's rental revenues times operators' underlying payor source revenue percentage. Underlying payor source revenue percentage is calculated from property level operator financial statements which are unaudited and have not been independently verified by us. Private Pay: Private pay includes private insurance, HMO, VA, and other payors. Purchase Price: Represents the fair value price of an asset that is exchanged in an orderly transaction between market participants at the measurement date. An orderly transaction is a transaction that assumes exposure to the market for a period prior to the measurement date to allow for marketing activities that are usual and customary for transactions involving such assets; it is not a forced transaction (for example, a forced liquidation or distress sale). Rental Income: Represents GAAP rent net of amortized lease inducement cost. Same Property Portfolio (“SPP”): Same property statistics allow for the comparative evaluation of performance across a consistent population of LTC’s leased property portfolio and the Prestige Healthcare mortgage loan portfolio. Our SPP is comprised of stabilized properties occupied and operated throughout the duration of the quarter-over-quarter comparison periods presented (excluding assets sold and assets held-for-sale). Accordingly, a property must be occupied and stabilized for a minimum of 15 months to be included in our SPP. Skilled Nursing Properties (“SNF”): Seniors housing properties providing restorative, rehabilitative and nursing care for people not requiring the more extensive and sophisticated treatment available at acute care hospitals. Many SNFs provide ancillary services that include occupational, speech, physical, respiratory and IV therapies, as well as sub-acute care services which are paid either by the patient, the patient’s family, private health insurance, or through the federal Medicare or state Medicaid programs. Stabilized: Properties are generally considered stabilized upon the earlier of achieving certain occupancy thresholds (e.g. 80% for SNFs and 90% for ALFs) and, as applicable, 12 months from the date of acquisition or, in the event of a de novo development, redevelopment, major renovations or addition, 24 months from the date the property is first placed in or returned to service, or issuance of certificate of occupancy for properties acquired in lease-up. Under Development Properties (“UDP”): Development projects to construct seniors housing properties.

LTC Properties, Inc. Company Founded in 1992, LTC Properties, Inc. (LTC) is a self-administered real estate investment trust (REIT) investing in seniors housing and health care properties primarily through sale-leaseback transactions, mortgage financing and structured finance solutions including preferred equity and mezzanine lending. LTC’s portfolio encompasses Skilled Nursing Facilities (SNF), Assisted Living Communities (ALF), Independent Living Communities (ILF), Memory Care Communities (MC) and combinations thereof. Our main objective is to build and grow a diversified portfolio that creates and sustains shareholder value while providing our stockholders current distribution income. To meet this objective, we seek properties operated by regional operators, ideally offering upside and portfolio diversification (geographic, operator, property type and investment vehicle). For more information, visit www.LTCreit.com. Forward-Looking Statements This supplemental information contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, adopted pursuant to the Private Securities Litigation Reform Act of 1995. Statements that are not purely historical may be forward-looking. You can identify some of the forward-looking statements by their use of forward-looking words, such as ‘‘believes,’’ ‘‘expects,’’ ‘‘may,’’ ‘‘will,’’ ‘‘should,’’ ‘‘seeks,’’ ‘‘approximately,’’ ‘‘intends,’’ ‘‘plans,’’ ‘‘estimates’’ or ‘‘anticipates,’’ or the negative of those words or similar words. Forward- looking statements involve inherent risks and uncertainties regarding events, conditions and financial trends that may affect our future plans of operation, business strategy, results of operations and financial position. A number of important factors could cause actual results to differ materially from those included within or contemplated by such forward-looking statements, including, but not limited to, the status of the economy, the status of capital markets (including prevailing interest rates), and our access to capital; the income and returns available from investments in health care related real estate, the ability of our borrowers and lessees to meet their obligations to us, our reliance on a few major operators; competition faced by our borrowers and lessees within the health care industry, regulation of the health care industry by federal, state and local governments, changes in Medicare and Medicaid reimbursement amounts (including due to federal and state budget constraints), compliance with and changes to regulations and payment policies within the health care industry, debt that we may incur and changes in financing terms, our ability to continue to qualify as a real estate investment trust, the relative illiquidity of our real estate investments, potential limitations on our remedies when mortgage loans default, and risks and liabilities in connection with properties owned through limited liability companies and partnerships. For a discussion of these and other factors that could cause actual results to differ from those contemplated in the forward-looking statements, please see the discussion under ‘‘Risk Factors’’ and other information contained in our Annual Report on Form 10-K for the fiscal year ended December 31, 2017 and in our publicly available filings with the Securities and Exchange Commission. We do not undertake any responsibility to update or revise any of these factors or to announce publicly any revisions to forward-looking statements, whether as a result of new information, future events or otherwise. Non-GAAP Information This supplemental information contains certain non-GAAP information including adjusted EBITDA, normalized EBITDA, FFO, normalized FFO, normalized AFFO, normalized FAD, normalized interest coverage ratio, and normalized fixed charges coverage ratio. A reconciliation of this non-GAAP information is provided on pages 23, 26 and 27 of this supplemental information, and additional information is available under the “Non-GAAP Financial Measures” subsection under the “Selected Financial Data” section of our website at www.LTCreit.com. 30